UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 2, 2007

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400 (Zip Code)

605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Material Compensatory Plan for a Named Executive Officer

On February 2, 2007, the Board of Directors approved the 2007 Pension Equalization Plan of Black Hills Corporation (the “2007 PEP Plan”). The purpose of the 2007 PEP Plan is to provide a select group of management or highly compensated employees with retirement, disability and death benefits in addition to those benefits which the Participants may enjoy from the Company’s tax qualified retirement plans in order to supplement and attempt to equalize total retirement benefits being paid to persons holding like executive and management positions by other companies. The 2007 PEP Plan is designed to aid the Company in attracting and retaining its executive employees, persons whose abilities, experience and judgment can contribute to the well-being of the Company.

Participants in the 2007 Plan are designated by the Board of Directors. A Participant’s benefit shall consist of 180 equal monthly payments, each payment in the amount of one-twelfth of the product of:

(i)

two percent (2%) of the Participant’s Average Earnings (as defined in the 2007 PEP Plan) as of the date of the Participant’s Termination of Employment and the date the Participant’s participation in the Plan is discontinued (the “Calculation Date”)

times

(ii)	the Participant’s Years of Service as an Officer (up to a maximum of 15 years) as of the Calculation Date times

(iii)	the applicable vesting percentage as of the Calculation Date.

Benefits vest in accordance with the following table:

If, at Termination of Employment or, if earlier, Discontinuance of Participation, the Participant is	The Participant is entitled to the following percentage of his or her PEP Benefit

Age 65 or over	100%
Age 55 or over with at least 10 Years of Vesting Service	100%
Age 55 with fewer than 10 Years of Vesting Service	0%
Under age 55	0%

Payment of vested benefits commence on the first day of the month following the later of (i) the date the Participant attains age 55 years of age or (ii) the date of the Participant’s Termination of Employment for reasons other than death. If payment begins before the Participant attains age 62, the vested PEP Benefit shall be subject to the discount for early commencement.

The Board of Directors also named the following Officers as Participants in the Plan with the following Officer Status and Vesting Service Dates:

Name	Officer Status Date	Vesting Service Date

(Named Executive Officers)
Linden Evans	10/07/2004	10/07/2004

(Other Corporate Officers)
Garner Anderson	07/07/2003	07/07/2003
Perry Krush	12/16/2004	12/16/2004
Maurice Klefeker	02/16/2004	02/16/2004

The Company’s other Corporate Officers are participants in a different nonqualified supplemental plan which has been frozen to new participants since 2002.

The 2007 PEP Plan is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Title of Document

10.1	2007 Pension Equalization Plan of Black Hills Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Steven J. Helmers
Steven J. Helmers
Senior Vice President
and General Counsel

Date: February 5, 2007

Exhibit Index

Exhibit Number	Title of Document

10.1	2007 Pension Equalization Plan of Black Hills Corporation